UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2021

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2021, Immunome, Inc. (the “Company”) and Michael J. Morin, Ph.D. entered into a Second Amended and Restated Employment Agreement (the “Employment Agreement”), which amended and superseded the Amended and Restated Employment Agreement between the Company and Dr. Morin dated September 24, 2020 (the “Original Agreement”). In connection with the execution and delivery of the Employment Agreement, Dr. Morin resigned from his positions as Chief Scientific Officer and Executive Vice President of the Company.

Pursuant to the Employment Agreement, Dr. Morin will be employed by the Company on a part-time basis as its Chief Scientist. In his new role, Dr. Morin is entitled to an initial annual base salary of $60,000. The Employment Agreement also provides for a bonus opportunity for the portion of calendar year 2021 during which Dr. Morin served as Chief Scientific Officer, entitlement to which is subject to achievement of individual and Company-wide performance goals.

The accelerated vesting provisions of the Original Agreement related to Dr. Morin’s equity in connection with certain termination events remain unchanged in the Employment Agreement.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement, dated August 1, 2021, by and between the Company and Dr. Morin
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOME, INC.

By:	/s/ Purnanand D. Sarma, Ph.D.
Purnanand D. Sarma, Ph.D. President and Chief Executive Officer

Dated: August 5, 2021